Accumulated Other Comprehensive Losses (Components of Accumulated Other Comprehensive Losses, Net Of Taxes) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Currency translation adjustments	$ (331)	$ (293)	$ 507
Pension and other benefits	(3,365)	(2,585)	(1,650)
Derivatives accounted for as hedges	92	15	2
Equity securities	0	0	1
Total accumulated other comprehensive losses	$ (3,604)	$ (2,863)	$ (1,140)